As filed with the Securities and Exchange Commission on December 14, 2010
File Nos. 033-81396
811-08614

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	34	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	35	[X]

(Check appropriate box or boxes)

BRANDES INVESTMENT TRUST
(Exact name of Registrant as Specified in Charter)

11988 El Camino Real, Suite 500
San Diego, California 92130
(Address of Principal Executive Office)

(619) 755-0239
(Registrant's Telephone Number, including Area Code)

Michael Glazer
c/o Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Name and address of agent for Service)

As soon as practicable after this Registration Statement is declared effective.
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[X]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 34 to the Registration Statement of Brandes Investment Trust is being filed to register a new Fund to the Trust, the Brandes Institutional Emerging Markets Fund, in a stand-alone prospectus.  This Post-Effective Amendment incorporates by reference Parts B and C of Post-Effective Amendment No. 33, filed on November 17, 2010.

SUBJECT TO COMPLETION

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

________________

BRANDES
________________

Brandes Institutional Emerging Markets Fund
Class I – [           ]
Class S – [           ]

Prospectus

January __, 2011

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

TABLE OF CONTENTS

SUMMARY SECTION This important section summarizes the Fund’s investments, risks, fees and past performance.

SUMMARY SECTION
Brandes Institutional Emerging Markets Fund

INVESTMENT OBJECTIVE, POLICIES AND RISKS
Investment Objectives
Investment Policies
Principal Risks of Investing in the Fund
Portfolio Holdings
More on the Emerging Market Fund’s Performance

FUND MANAGEMENT
The Investment Advisor
Portfolio Managers
Other Service Providers

SHAREHOLDER INFORMATION
Description of Classes
Who May Invest in the Fund
Anti-Money Laundering
Pricing of Fund Shares
Minimum Initial Investment
Purchasing and Adding to Your Shares
Exchanging Your Shares
Selling Your Shares
Policy On Disruptive Trading
Dividends and Distributions
Taxes

INDEX DESCRIPTION

FINANCIAL HIGHLIGHTS

PRIVACY NOTICE

1 1 5
INVESTMENT OBJECTIVE, POLICIES AND RISKS This section provides details about the Fund’s investment strategies and risks.	5 5 6 8 9
FUND MANAGEMENT Review this section for information about the organizations and people who oversee the Fund.	10 10 11 14
SHAREHOLDER INFORMATION This section explains how shares are valued and how to purchase and sell shares, and provides information on dividends, distributions and taxes.	14 14 14 15 15 17 17 18 18 20 22 22
INDEX DESCRIPTION	23
FINANCIAL HIGHLIGHTS Review this section for details on selected financial statements of the Fund.	24 25

SUMMARY SECTION

Brandes Institutional Emerging Markets Fund

Investment Objective

The Brandes Institutional Emerging Markets Fund (the “Emerging Markets Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Fund.

	Class I	Class S
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.38%	0.38%
Total Annual Fund Operating Expenses	1.33%	1.58%
Less Fee Waiver and/or Expense Reimbursement	-0.21%	-0.21%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12%	1.37%

(1)  The Advisor has contractually agreed to limit the Emerging Markets Fund’s Class I and Class S annual operating expenses, including repayment of previous waivers, to 1.12% for Class I and 1.37% for Class S as percentages of the Fund’s average daily net assets through January 31, 2012 (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board.

(2)  Other Expenses are based on estimated customary Fund expenses for the current fiscal year.

Example

This Example is intended to help you compare the costs of investing in the Emerging Markets Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for 1 year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$114	$401
Class S	$139	$478

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Summary Section	-1-	Brandes Institutional Emerging Markets Fund

Table of Contents - Prospectus

Principal Investment Strategies

Under normal market conditions, the Emerging Markets Fund invests 80% of its assets in equity securities of companies located in emerging markets.  Equity securities include common and preferred stocks, warrants and convertible securities.  Emerging markets include some or all of the countries located in each of the following regions: Asia, Europe, Central and South America, Africa and the Middle East.  The Advisor considers an emerging market country to be any country which is in or has been in the Emerging Market Database of Standard and Poor’s or the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) or those countries which generally are considered to be emerging countries by the international financial community.

When buying equity securities, the Advisor looks for the “intrinsic” value of a company based on measurable data such as a company’s earnings, book value, and cash flow, for instance.  By buying equity securities in what it believes are favorable prices, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.  The Advisor may sell a security when its price reaches a target set by the Advisor, if the Advisor believes that other investments are more attractive, or for other reasons.

Principal Investment Risks

Because the values of the Emerging Markets Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Emerging Markets Fund.  You could lose money on your investment in the Emerging Markets Fund, or the Emerging Markets Fund could underperform other investments.  Principal risks of the Emerging Markets Fund are as follows:

•	Stock Risks – The values of the Emerging Markets Fund ’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Foreign Securities and Emerging Markets Risks – In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Emerging Markets Fund invests.  Emerging markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

•
Medium and Small-Cap Company Risk – Securities of medium-cap and small-cap companies may possess comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.

•	Interest Rate Risks – The values of the Emerging Markets Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

•
Value Securities Risks – The Emerging Markets Fund may invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  There is a risk that it may take longer than expected for the value of these investments to rise to the anticipated value.

Summary Section	-2-	Brandes Institutional Emerging Markets Fund

Table of Contents - Prospectus

Performance

The following performance information provides some indication of the risks of investing in the Emerging Markets Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Emerging Markets Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesinstitutionalfunds.com.

Brandes Institutional Emerging Markets Fund
Year-by-Year Total Returns as of December 31, 2010
for Class I Shares

Best Quarter	Q3	2009	33.20%
Worst Quarter	Q4	2008	-26.72%

Brandes Institutional Emerging Markets Fund
Average Annual Total Returns
For periods ending December 31, 2010
Brandes Institutional Emerging Markets Fund Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Class S Shares
Return Before Taxes
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)

The Class I performance information shown for periods before January __, 2011 is that of a private investment fund managed by the Advisor that is the predecessor of the Fund, not adjusted for Fund expenses.  Performance shown for the Class S shares reflects the performance of the Class I shares adjusted to reflect Class S expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns are shown for Class I shares only.  After-tax returns for Class E shares will vary from those shown above for Class I shares.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Summary Section	-3-	Brandes Institutional Emerging Markets Fund

Table of Contents - Prospectus

Management

Investment Advisor.  Brandes Investment Partners, L.P. is the Emerging Markets Fund’s Advisor.

Portfolio Managers.
Portfolio Managers	Position with Advisor	Managed the Fund Since:
Al Chan	Director – Private Client Portfolio Management and Emerging Markets Investment Committee Voting Member	2011

Doug Edman	Director – Investments and Emerging Markets Investment Committee Voting Member	2011

Christopher Garrett	Institutional Portfolio Manager and Emerging Markets Investment Committee Voting Member	2011

Louis Lau	Senior Analyst and Emerging Markets Investment Committee Voting Member	2011

Steven Leonard	Senior Analyst and Emerging Markets Investment Committee Voting Member	2011

Greg Rippel	Senior Analyst and Emerging Markets Investment Committee Voting Member	2011

Gerardo Zamorano	Director – Investments and Emerging Markets Investment Committee Voting Member	2011

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Institutional Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.  The minimum initial investment in the Fund is $1 million.  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	-4-	Brandes Institutional Emerging Markets Fund

Table of Contents - Prospectus

INVESTMENT OBJECTIVE, POLICIES AND RISKS

Investment Objectives

The Emerging Markets Fund’s investment objective is long-term capital appreciation.  The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ notice to shareholders.  The Emerging Markets Fund seeks to achieve its objective by investing principally in a diversified portfolio of equity securities of companies located in emerging markets.

Investment Policies

During the past decade, foreign capital markets have grown significantly.  Today, over half of the world’s equity value is located outside of the United States.  The Advisor believes that significant investment opportunities exist throughout the world.

Emerging Markets Fund
The Emerging Markets Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in emerging markets.  The Emerging Markets Fund may not make any change to the Fund’s investment policy of investing at least 80% of its net assets in equity securities of companies located in emerging markets without first providing the Emerging Markets Fund’s shareholders with at least 60 days’ prior notice.

Equity securities include common and preferred stocks, warrants, rights and convertible securities.  The Emerging Markets Fund may also invest in other investment companies, including exchange-traded funds, and options.  The Fund may use options to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

With respect to Fund investments in any particular country or industry, the Emerging Markets Fund may typically invest up to the greater of either (a) 20% of total Fund assets in any particular country or industry, measured at the time of purchase or (b) 150% of the weighting of such country or industry as represented in the MSCI Emerging Markets Index, measured at the time of purchase.

Consider investing in the Emerging Markets Fund if you:
•	want potential capital appreciation and are willing to accept the higher risks associated with investing in emerging markets;
•	want professional portfolio management; and
•	are investing for long-term goals

The Emerging Markets Fund is not appropriate for anyone seeking:
•	safety of principal;
•	a short-term investment; or
•	regular income.

The Advisor selects stocks for the Fund based on its individual merits and not necessarily on its geographic locations, except that the Emerging Markets Fund principally seeks stocks of companies located in emerging markets countries.  In selecting foreign securities, the Advisor does not attempt to match the security allocations of foreign stock market indices.  Therefore, the Fund’s country weightings may differ significantly from country weightings found in published foreign stock indices.  For example, the Advisor may decide not to invest the Fund’s assets in a country whose stock market, at the time, comprises a large portion of a published foreign stock market index.  At the same time, the Advisor may invest the Fund’s assets in countries whose representation in the index is small or non-existent.

Investment Objectives, Policies & Risks	-5-

Table of Contents - Prospectus

Value Investing
The Advisor applies the Graham and Dodd Value Investing approach to stock selection.  Benjamin Graham is widely regarded as the founder of this approach to investing and a pioneer in modern security analysis.  In his 1934 book Security Analysis, co-written by David Dodd, Graham introduced the idea that equity securities should be chosen by indentifying the “true” long-term – or intrinsic – value of a company based on measurable data.  The Advisor follows this approach, looking at each equity security as though it is a business that is for sale.  By buying equity securities at what it believes are favorable prices, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

The Advisor uses fundamental analysis to develop an estimate of intrinsic value, and looks at, among other factors, a company’s earnings, book value, cash flow, capital structure, and management record, as well as its industry and position within that industry.  This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, research reports and other information sources, as well as interviews with company management.

The Advisor may sell a security when its price reaches a target set by the Advisor, if the Advisor believes that other investments are more attractive, or for other reasons.

Short-Term Investments
The Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Advisor’s discretion require investments inconsistent with the Fund’s principal investment strategies.  Short-term cash equivalent securities include U.S. government securities, certificates of deposit, bankers’ acceptances, repurchase agreements, demand notes and commercial paper.  As a result of taking such temporary defensive positions, the Fund may not achieve its investment objectives.

Other Investment Techniques and Restrictions
The Fund will use certain other investment techniques, and have adopted certain investment restrictions, which are described in the Fund’s Statement of Additional Information (“SAI”).  Unlike the Fund’s investment objectives, certain of these investment restrictions are fundamental and may be changed only by a majority vote of the Fund’s outstanding shares.

Principal Risks of Investing in the Fund

The value of your investment in the Fund will fluctuate, which means you could lose money.  You should consider an investment in the Fund as a long-term investment.

Stock Risks
The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions, and stock prices may go down over short or even extended periods.  Stocks are more volatile—likely to go up or down in price, sometimes suddenly—and are riskier than some other forms of investment, such as short-term high-grade fixed income securities.  The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.

Foreign Securities Risks
Investments in foreign securities involve certain inherent risks such as fluctuations in currency exchange rates.  However, the Advisor does not believe that currency fluctuation, over the long term, on a group of broadly diversified companies representing a number of currencies and countries, significantly affects portfolio performance.  Because the Advisor searches world-wide for undervalued companies, and is not limited to searching only among U.S. stocks, the Advisor believes that over the long term, the benefits of strict value investing apply just as well with an added currency risk as they would without that risk.

Investment Objectives, Policies & Risks	-6-

Table of Contents - Prospectus

Before investing in the Fund, you should also consider the other risks of investing in foreign securities, including political or economic instability in the country of issue and the possible imposition of currency exchange controls or other adverse laws or restrictions.  In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than the prices of securities in U.S. markets.  With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund.  Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements.  Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies.  Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S.  These factors could make foreign investments, especially those in developing countries, more volatile than U.S. investments.

The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in particular countries and/or associated with particular industries.

Emerging Markets and Related Risks
Emerging securities markets are the capital markets of any country that, in the opinion of the Advisor, is in or has been in the Emerging Market Database of Standard and Poor’s or the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) or is generally considered a developing country by the international financial community.  There are currently over 130 such countries, approximately 40 of which currently have investable stock markets.  Those countries generally include every nation in the world except the United States, Canada, Japan, Australia, Hong Kong, Singapore, New Zealand and most nations located in Western Europe.  Currently, investing in many emerging market countries is not feasible or may involve unacceptable risks.  As opportunities to invest in other emerging markets countries develop, the Fund expects to expand and diversify further the countries in which it invests.

Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Further, certain currencies may not be traded internationally.  Certain of these currencies have experienced substantial fluctuations or a steady devaluation relative to the U.S. dollar.  Any fluctuations or devaluations in the currencies in which the Fund’s portfolio securities are denominated may reduce the value of your investment in the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.  Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position.  Further, the Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States.

Investment Objectives, Policies & Risks	-7-

Table of Contents - Prospectus

Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies.  Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions.  Delays in settlement could result in temporary periods when assets which the Fund desires to invest in emerging markets may be uninvested.  Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities.  Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

Value Securities Risks
Value securities are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  The market value of a portfolio security may not meet the Advisor’s future value assessment of that security, or may decline.  There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value.  In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Medium and Small-Cap Company Risk
The Emerging Markets Fund may invest in the securities of mid-cap and small-cap companies, which generally involves greater risk than investing in larger, more established companies.  This greater risk is, in part, attributable to the fact that the securities of mid-cap and small-cap companies usually have more limited marketability.  Because mid-cap and small-cap companies have fewer shares outstanding than larger companies, it also may be more difficult to buy or sell significant amounts of such shares without unfavorable impact on prevailing prices.  Additionally, securities of mid-cap and small-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and typically there is less publicly available information concerning mid-cap and small-cap companies than for larger, more established companies.  Although investing in securities of mid-cap and small-cap companies offers potential above-average returns if the companies are successful, there is a risk that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Securities of mid-cap and small-cap companies, especially those whose business involves emerging products or concepts, may be more volatile due to their limited product lines, markets or financial resources and may lack management depth.  Securities of mid-cap and small-cap companies also may be more volatile than larger companies or the market averages in general because of their general susceptibility to economic downturns, especially in the financial services group of industries where changes in interest rates and demand for financial services are so closely tied to the economy.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.  The most recent information about the Fund’s portfolio holdings will be found in its annual or semi-annual or quarterly shareholder report.  For information about receiving this report, see the back cover.

Investment Objectives, Policies & Risks	-8-

Table of Contents - Prospectus

More on the Emerging Market Fund’s Performance

Prior to January __, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund.  The performance information shown for periods before January __, 2011 is that of the private investment fund and reflects the expenses of the private investment fund, which were lower than the Emerging Markets Fund’s current net expenses.  The performance of the private investment fund prior to January __, 2011 is based on calculations that are different than the standardized method of calculations presented by the SEC.  If the private investment fund’s performance had been readjusted to reflect the Emerging Markets Fund’s expenses, the performance would have been lower.  The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Investment Objectives, Policies & Risks	-9-

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FUND MANAGEMENT

The Fund is a series of Brandes Investment Trust, a Delaware statutory trust (the “Trust”).  The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor and other service providers.  The Trust’s officers conduct and supervise its daily business operations.

The Investment Advisor

Brandes Investment Partners, L.P., (the “Advisor”) has been in business, through various predecessor entities, since 1974.  As of December 31, 2010, the Advisor managed approximately $__ billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals.  Charles H. Brandes owns a controlling interest in the Advisor’s general partner, Brandes Investment Partners, L.P.  The Advisor’s offices are at 11988 El Camino Real, Suite 500, San Diego, California, 92130.

Subject to the direction and control of the Trustees, the Advisor develops and implements an investment program for the Fund, including determining which securities are bought and sold.  The Advisor also provides certain officers for the Trust.  For its services, the Advisor receives a percentage of the Fund’s average daily net assets, payable on a monthly basis from the Fund as follows:  Emerging Markets Fund—0.95%.

The Advisor has signed a contract with the Trust in which the Advisor has agreed to waive management fees and reimburse operating expenses of the Fund to the extent necessary to ensure that the operating expenses of each Class do not exceed the percentage of average daily net assets shown in the table below (the “Expense Caps”).  For this purpose, operating expenses do not include taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation.

Expense Caps	Class I	Class E	Class S

Emerging Markets Fund	1.12%	N/A	1.32%

The Trust has agreed that the amount of any waiver or reimbursement will be repaid to the Advisor at any time before the end of the third full fiscal year of the Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of the Fund to exceed the Expense Caps for the fiscal year in which the waiver or reimbursement occurred.  A discussion regarding the basis for the Board of Trustees’ approval of the Emerging Markets Fund’s investment advisory agreement with the Advisor will be available in the Fund’s semi-annual report to shareholders for the period ending March 31, 2011.

Fund Management	-10-	The Investment Adviser

Table of Contents - Prospectus

Portfolio Managers

The Fund’s investment portfolios are team-managed by an investment committee comprised of senior portfolio management professionals of the Advisor.

Emerging Markets Fund

All investment decisions for the Emerging Markets Fund are the joint responsibility of the Advisor’s Emerging Markets Investment Committee (“Emerging Markets Committee”).  The voting members of the Committee are Alphonse H.L. Chan, Jr., Douglas C. Edman, Christopher J. Garrett, Louis Y. Lau, Steven Leonard, Greg Rippel and Gerardo Zamorano.

The Fund’s SAI provides additional information about the Emerging Markets Committee, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years

Al Chan	Emerging Markets Fund Since 2011; (predecessor private investment fund since 1996)
Alphonse H.L. Chan, Jr., CFA
Director - Private Client Portfolio Management
Al manages the Private Client Portfolio Management group, which includes Brandes’ Separately Managed Accounts (SMA) Division.  His primary responsibility is to oversee the implementation of the firm’s investment strategy across all private client portfolios and separately managed account programs. He is also a voting member of the firm’s Emerging Markets Investment Committee.  During more than 15 years with the firm, Al has worked as an analyst, portfolio manager, product coordinator, and as a portfolio management team leader.  Prior to joining Brandes, he was a senior financial analyst in the corporate treasury department for Bank of America. Al also served as a compliance examiner for the National Association of Securities Dealers. He earned his BA in economics from the University of California, Los Angeles, and his MBA from the University of California, Irvine. Al has 24 years of investment experience.

Director-Private Client Portfolio Management, Brandes Investment Partners 2006-
Present
Portfolio Manager, Brandes Investment Partners 1998-2006
Associate Portfolio Manager, Brandes Investment Partners 1994-1998

Doug Edman	Emerging Markets Fund Since 2011; (predecessor private investment fund since 1996)
Douglas C. Edman, CFA
Director - Investments
Doug is a senior analyst and a voting member of the Emerging Markets Investment Committee. He performs research in the oil and gas industry. Before joining Brandes, Doug worked for Goldman Sachs as a credit analyst where he managed the credit rating agency relationships and commercial paper programs for clients in the energy and telecommunications industries. He also worked for Chevron as a project engineer and was responsible for the design and construction of oil field processing facilities. Doug earned his MBA in finance from The Wharton Business School at the University of Pennsylvania. He graduated from the University of Southern California with a BS in chemical engineering. Doug is a member of the CFA Society of San Diego and has 20 years of investment experience.

Director-Investments, Brandes Investment Partners 2004-Present Senior Analyst, Brandes Investment Partners 2000-2004 Portfolio Manager, Brandes Investment Partners 1995-2000

Fund Management	-11-	Portfolio Managers

Table of Contents - Prospectus

Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years

Christopher Garrett	Emerging Markets Fund Since 2011; (predecessor private investment fund since 1996)
Christopher J. Garrett, CFA
Institutional Portfolio Manager
Chris is an institutional portfolio manager and a member of the firm’s Emerging Markets Investment Committee. He serves as a product coordinator for the Emerging Markets portfolio. Prior to joining Brandes, Chris worked as a portfolio manager/analyst for Dupont Capital Management and a corporate loan officer for both First Interstate Bank of California and City National Bank. He earned his MBA from Columbia University Graduate School of Business and his BS in finance from Arizona State University. Chris has 18 years of finance and investment experience.

Institutional Port. Mgr., Brandes Investment Partners 2007-Present
Portfolio Manager/Analyst, Brandes Investment Partners 2000-2007

Louis Lau	Emerging Markets Fund Since 2011; (predecessor private investment fund since 1996)
Louis Y. Lau
Senior Analyst
Louis is a senior analyst on the financial institutions research team. He is also a voting member of the Emerging Markets Investment Committee. Prior to joining Brandes, he worked in investment banking and equity capital markets at Goldman Sachs. He earned his MBA with Honors, majoring in finance and accounting, from The Wharton School at the University of Pennsylvania, where he also served as director of research and portfolio manager of the Wharton Investment Management Fund, a U.S. small-cap value fund. Louis earned a BBA in Finance with Merit from the National University of Singapore and also attended the University of Michigan (Ann Arbor) and New York University. He has 12 years of finance and investment experience.

Senior Analyst, Brandes Investment Partners 2009-Present
Analyst, Brandes Investment Partners 2004-2009

Steven Leonard	Emerging Markets Fund Since 2011; (predecessor private investment fund since 1996)
Steven Leonard, CFA
Senior Analyst
Steve is a senior analyst on the industrials research team, and is responsible for fundamental research on companies in the transportation, environmental services, construction, and farm equipment sectors. He is also a voting member of the Emerging Markets Investment Committee. Before joining Brandes, Steve worked as a CPA in the audit practice of Maloy, Rosner, & Associates. He has a BA in economics and business from the University of California, Los Angeles and an MBA in finance from The Wharton School at the University of Pennsylvania. Steve is a member of the CFA Society of San Diego and has 13 years of investment experience.

Senior Analyst, Brandes Investment Partners 2006-Present
Analyst, Brandes Investment Partners 2003-2006
Portfolio Manager/Analyst, Brandes Investment Partners 2000-2003
Associate Portfolio Manager, Brandes Investment Partners 1997-2000

Greg Rippel	Emerging Markets Fund Since 2011; (predecessor private investment fund since 1996)
Greg Rippel, CFA
Senior Analyst
Greg is a senior analyst on the consumer products team and is responsible for fundamental research on companies in the retail sector. Greg is also a voting member of the firm's Emerging Markets Investment Committee. Prior to joining Brandes, Greg worked as an underwriter at Greyrock Capital, a subsidiary of Bank of America and as a senior associate for Coopers & Lybrand. He earned his MBA from the McCombs School of Business at The University of Texas at Austin and his BA in business economics from the University of California, Santa Barbara. Greg is a Certified Public Accountant and has 15 years of accounting, finance, and investment experience.

Senior Analyst, Brandes Investment Partners 2006-Present
Analyst, Brandes Investment Partners 2001-2006

Fund Management	-12-	Portfolio Managers

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Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years

Gerardo Zamorano	Emerging Markets Fund Since 2011; (predecessor private investment fund since 1996)
Gerardo Zamorano, CFA
Director – Investments
Gerardo leads the firm’s research efforts in the telecommunications sector. He is also a member of the Emerging Markets Investment Committee. Before joining Brandes, Gerardo worked for the International Finance Corporation, part of the World Bank Group, as an assistant investment officer in the Latin America department. He graduated magna cum laude, earning a BSE from the Wharton School of Business of the University of Pennsylvania and an MBA from the Kellogg Graduate School of Management of Northwestern University. He has 14 years of investment experience.

Director-Investments, Brandes Investment Partners 2010-Present
Senior Analyst, Brandes Investment Partners 2004-2010
Analyst, Brandes Investment Partners 1999-2004

Fund Management	-13-	Portfolio Managers

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Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) is the Fund’s administrator, fund accountant and transfer and dividend disbursing agent.  Quasar Distributors, LLC (the “Distributor”), an affiliate of the Transfer Agent, is the Fund’s distributor.  Their address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Northern Trust Company is the custodian of the Emerging Markets Fund’s assets.  Its address is 50 South LaSalle Street, Chicago, Illinois 60603.

The SAI has more information about the Advisor and the Fund’s other service providers.

SHAREHOLDER INFORMATION

Description of Classes

The Emerging Markets Fund offers two classes of shares – Class I shares and Class S shares.  Class I shares are not subject to shareholder servicing fees or Rule 12b-1 fees.  Class E shares impose shareholder servicing fees of up to 0.25% of average daily net assets.  Class S shares impose Rule 12b-1 fees of up to 0.25% of average daily net assets.

Distribution Plan
The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay fees to broker-dealers for certain distribution-related services provided to Class S shareholders.  Because these fees are paid out of the assets attributable to the Fund’s Class S shares, over time they will increase the cost of your investment in such shares.  Distribution fees under the plan are up to 0.25% of the average daily net assets attributable to Class S shares.

Additional Payments to Dealers
The Advisor may pay amounts from its own resources, and not as an additional charge to the Fund, to certain financial institutions in connection with the sale and/or distribution of the Fund’s shares or the retention and/or servicing of the Fund’s shareholders.  These payments, which may include payments for marketing support, are in addition to any servicing fees payable by the Fund.   Because these payments are not made by shareholders or the Fund, the Fund’s total expense ratios will not be affected by any such payments.  These payments sometimes are referred to as “revenue sharing.”  In some cases, such payments may create an incentive for the financial institution to recommend or make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

Who May Invest in the Fund

The Fund sells shares only to certain institutional investors and financial intermediaries.  Except as indicated below, individual investors may not purchase shares, either directly or through brokerage accounts.

Institutions which may invest in the Fund include qualified retirement and deferred compensation plans and trusts used to fund those plans, (including but not limited to those defined in section 401(a), 403(b), or 457 of the Code), “rabbi trusts,” foundations, endowments, corporations and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Advisor.  Others who may invest in the Fund include Trustees of the Trust, officers and employees of the Advisor, the Transfer Agent and the Distributor, and their immediate family members, and certain other persons determined from time to time by the Distributor (including investment advisors or financial planners or their clients who may clear transactions through a broker-dealer, bank or trust company which maintains an omnibus account with the Transfer Agent).  If you purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment advisor, you may pay an additional service or transaction fee to that institution.

Shareholder Information	-14-	Class Description and Pricing Fund Shares

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Anti-Money Laundering

In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Fund’s anti-money laundering program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the Transfer Agent may not be able to open your account.  Please contact the Transfer Agent at (800) 395-3807 if you need additional assistance when completing your application.  If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

Pricing of Fund Shares

The Fund sells shares of each Class without a sales charge at the next net asset value per share (“NAV”) of the Class computed (1) after your selected dealer or other authorized intermediary receives the order which is promptly transmitted to the Fund; or (2) after the Transfer Agent receives your order directly in proper form (which generally means a completed Account Application together with a negotiable check in U.S. dollars drawn on a domestic financial institution or a wire transfer of funds).  You may pay a fee if you buy Fund shares through a broker or agent.

The NAV of a Class of shares of the Fund is calculated by adding the total value of the Fund’s investments and other assets attributable to that Class, subtracting the Fund’s liabilities attributable to that Class, and dividing the result by the number of outstanding shares of that Class:

NAV =	Total Assets – Liabilities Number of Shares Outstanding

The Fund values its investments at its market value.  Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

The Fund calculates its NAV for each Class once daily each day the New York Stock Exchange is open for trading, as of approximately 4:00 p.m. New York time, the normal close of regular trading.  The Fund invests in securities that are primarily traded in foreign markets which may be open for trading on weekends and other days when the Fund does not price its shares.  As a result, the Fund’s NAV may change on days when you will not be able to purchase or redeem Fund shares.

Shareholder Information	-15-	Class Description and Pricing Fund Shares

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Fair Value Pricing
The Fund has adopted valuation procedures that allow for the use of fair value pricing for use in appropriate circumstances.  Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, a significant event with respect to a security occurs after the close of trading and before the time the Fund calculates its own share price, or market quotations are not readily available or are not considered reliable for other reasons.  Thinly traded securities (e.g., securities of Japanese issuers) and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.  Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Shareholder Information	-16-	Class Description and Pricing Fund Shares

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Minimum Initial Investment

The minimum initial investment in each Class of the Fund is generally $1 million; there is no minimum subsequent investment.  The Distributor may waive the minimum investment for institutions making continuing investments in the Fund and from time to time for other investors, including retirement plans and employees of the Advisor.

Purchasing and Adding to Your Shares

Purchases through a Securities Dealer
You may purchase shares of the Fund through a securities dealer which has an agreement with the Distributor (a “selected dealer”).  Selected dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf.  The Fund will price an order for shares of a Class at the NAV of the Class next computed after the order is accepted by an authorized dealer or the dealer’s authorized designee.  The Trust and the Distributor reserve the right to cancel an order for which payment is not received from a selected dealer by the third business day following the order.  A selected dealer may impose postage and handling charges on your order.

Purchases through the Transfer Agent
To purchase shares of the Fund directly from the Transfer Agent, complete the Account Application (available from the Transfer Agent or a selected dealer) and mail it to the Transfer Agent.  You may pay by a check with the Account Application, or by a wire transfer of funds as described below.  All checks must be in U.S. dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered to be disadvantageous to shareholders.  The Fund reserves the right to reject any application.  You can make additional investments by wire or by mailing a check, together with the investment form from a recent account statement.

For overnight delivery, please send to:	For regular mail, please send to:
Brandes Institutional Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202	Brandes Institutional Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent.

Payment by Wire
If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application.  You may mail your account application or deliver it overnight to the Transfer Agent.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

Shareholder Information	-17-	Purchasing, Exchanging & Selling Fund Shares

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U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:      [Fund name], [name of Class]
[Your name and account number]

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Before sending any wire, please contact the Transfer Agent at (800) 395-3807 between the hours of 9:00 a.m. and 8:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading to advise it of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Retirement Plan Participants
Individual participants in qualified retirement plans should purchase shares of the Fund through their plan sponsor or administrator, which is responsible for transmitting orders.  The procedures for investing in the Fund depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

Other Purchase Information
The Transfer Agent credits shares to your account, and does not issue stock certificates unless you request them.  The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Fund’s shares.

You may also purchase shares of the Fund by paying “in-kind” in the form of securities, provided that such securities are of the type which the Fund may legally purchase and are consistent with the Fund’s investment objective and policies, are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing, and that the purchase has been approved by the Advisor.

Exchanging Your Shares

You may exchange your shares of any Class of the Fund for shares of the same Class of any other series of the Trust.  Such exchange will be treated as a sale of shares and may be subject to federal income tax.

Selling Your Shares

How to Redeem Shares
Your shares may be redeemed only by instructions from the registered owner of your shareholder account.  If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Transfer Agent.

You may redeem shares by contacting your selected dealer or authorized intermediary.  The selected dealer can arrange for the repurchase of the shares through the Distributor at the NAV next determined after the selected dealer receives your instructions.  The dealer may charge you for this service.  If your shares are held in a dealer’s “street name,” you must redeem them through the dealer.

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You may also redeem shares by mailing or delivering instructions to the Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.  The instructions must specify the name of the Fund, the number of shares or dollar amount to be redeemed and your name and account number.  A corporation, partnership, trust or fiduciary redeeming shares must submit written evidence of authority acceptable to the Transfer Agent or the signature must be guaranteed.  The price you will receive for the Fund shares redeemed is the next determined NAV for the shares after the Transfer Agent has received a completed redemption request.

Telephone Redemptions
You may establish telephone redemption privileges by checking the appropriate box on the account application.  You can then redeem shares by telephoning the Transfer Agent at (800) 395-3807, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading.  Proceeds for Fund shares redeemed by telephone will be mailed by check to the address of record, sent by wire to a pre-determined bank account of record or sent via the Automated Clearing House (ACH) network to a bank account of record on the following business day.  Wires are subject to a $15 fee paid by the shareholder.  There is no charge when proceeds are sent via the ACH system and credit is usually available within 2-3 days.  Telephone trades must be received prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  The request must be signed by each shareholder of the account and may require signature guarantees.

Special Factors Regarding Telephone Redemptions
The Trust will use procedures, such as requesting personal or specific information from the person making a telephone redemption, designed to provide reasonable verification of account ownership.  The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption.  If these normal identification procedures are not followed, the Trust or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder.

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	In connection with written requests to wire redemption proceeds (if not previously authorized on the account);
•	When establishing or modifying certain services on an account;
•	If a change of address was received by the Transfer Agent within the last 30 days;
•	For all redemptions in excess of $50,000 from any shareholder account.

Shareholder Information	-19-	Purchasing, Exchanging & Selling Fund Shares

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In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Redemption Payments
Redemption payments will be made within seven days after receipt by the Transfer Agent of the written or telephone redemption request, any share certificates, and, if required, a signature guarantee and any other necessary documents, except as indicated below.  In consideration of the best interests of the remaining shareholders and to the extent permitted by law, the Fund reserves the right to pay any redemption proceeds in whole or in part by distributing securities held by the Fund instead of cash, although it is highly unlikely that shares would ever be so redeemed “in kind.”  If your shares are redeemed in kind, you will incur transaction costs when you sell the securities distributed to you.  Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the Fund’s net assets, or during any other period when the SEC so permits.

Redemption proceeds are generally paid on the business day following the redemption.  If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected.  This may take up to twelve calendar days from the purchase date.

Redemption of Small Accounts
If the value of your investment in the Fund falls below $100,000 because of redemptions, the Trust may notify you, and if your investment value remains below $100,000 for a continuous 60-day period, the Trust may redeem your shares.  However, the Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of your shares.  The minimum account size requirements do not apply to shares held by officers or employees of the Advisor or its affiliates or Trustees of the Trust.  The Trust reserves the right to modify or terminate these involuntary redemption features at any time upon 60 days’ notice.

Unclaimed Property
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Policy On Disruptive Trading

The Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).

The Board of Trustees has adopted policies and procedures reasonably designed to monitor the Fund’s trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity.  The Fund reserves the right to modify these policies at any time without shareholder notice.  In particular, the Fund or the Distributor may, without any prior notice, reject a purchase order of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Fund or the Distributor, actual or potential harm to the Fund.  The Distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.

The Fund currently considers any shareholder (or, in the case of omnibus or retirement plan accounts, any beneficial owner or plan participant) to be engaged in excessive trading if he or she purchases and sells approximately the same amount of shares of the Fund (without regard to Class) more than twice in any twelve-month period.  Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of the Fund if the Trust or the Distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Shareholder Information	-20-	Purchasing, Exchanging & Selling Fund Shares

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Despite the efforts of the Trust and the Distributor to prevent disruptive trading within the Fund and the adverse impact of such activity, there is no guarantee that the Fund’s policies and procedures will be effective.  Disruptive trading cannot be detected until the investor has engaged in a pattern of such activity, at which time, the Fund may have experienced some or all of its adverse effects.  Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection.  In seeking to prevent disruptive trading practices in the Fund, the Trust and the Distributor consider only the information actually available to them at the time.

In addition, the Trust receives orders through financial intermediaries (such as brokers, retirement plan record keepers and variable insurance product sponsors) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading within the Fund.  If a financial intermediary establishes an omnibus account with the Fund, the Distributor is limited in its ability to determine whether trades placed through the financial intermediary may signal excessive trading.  Consequently, the Distributor may not be able to detect disruptive trading in Fund shares and, even if it does detect disruptive trading, may be unable to stop such activity.  Also, there may exist multiple tiers of financial intermediaries, each utilizing an omnibus account structure that may further compound the difficulty to the Trust of detecting and stopping disruptive trading activity in Fund shares.  However, the Distributor has entered into written agreements with the Fund’s financial intermediaries under which each intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its disruptive trading policies.

To the extent that the Fund or its agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolios, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances.  More frequent portfolio transactions would increase the Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.  The costs of such activities would be borne by all shareholders of the Fund, including the long-term investors who do not generate the costs.  Additionally, frequent trading may also interfere with the Advisor’s ability to efficiently manage the Fund and compromise its portfolio management strategies.

The Fund invests in foreign securities and may be particularly susceptible to short duration trading strategies.  This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit the Fund’s share prices that are based on closing prices of securities established some time before the Fund calculates its own share price (typically 4:00 p.m. Eastern time).

Shareholder Information	-21-	Purchasing, Exchanging & Selling Fund Shares

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Dividends and Distributions

The Fund expects to pay income dividends annually, and to make distributions of net capital gains, if any, at least annually.  The Board of Trustees may decide to pay dividends and distributions more frequently.

The Fund automatically reinvests dividends and capital gain distributions in additional shares at the relevant NAV on the reinvestment date unless you have previously requested cash payment in writing to the Transfer Agent.  If you elect to receive distributions and/or capital gains in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the current relevant NAV, and to reinvest all subsequent distributions.

Any dividend or distribution paid by the Fund has the effect of reducing its NAVs on the reinvestment date by the amount of the dividend or distribution.  If you purchase shares shortly before the record date of a dividend or distribution, the distribution will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

Taxes

Distributions made by the Fund will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) whether received in shares (through dividend reinvestment) or in cash.  Distributions derived from net investment income, including net short-term capital gains, are taxable to such shareholders as ordinary income.  Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held.  Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December.  The Fund will inform you annually of the amount and nature of its distributions.

Dividends and interest earned by the Fund may be subject to withholding and other taxes imposed by foreign countries, at rates from 10% to 40%.  However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes.  The Fund will also notify you each year of the amounts available as credits.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

An exchange of the Fund’s shares for shares of any other series of the Trust will be treated as a sale of the Fund’s shares, and any gain on the transaction may be subject to federal income tax.

The SAI contains information about taxes.  Consult your own advisers about federal, state and local taxation of distributions from the Fund.

Shareholder Information	-22-	Dividends and Taxes

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INDEX DESCRIPTION

The Morgan Stanley Capital International Emerging Markets (“MSCI Emerging Markets”) Index with gross dividends is an unmanaged, free float-adjusted market capitalization weighted index designed to measure equity market performance in emerging markets throughout the world.  This index includes dividends and distributions, but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing.

Direct investment in an index is not possible.

Shareholder Information	-23-	Index Descriptions

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since its commencement of operations.  Because the Emerging Markets Fund recently commenced operations, it does not have a financial performance record.  Financial information for the fiscal period ending March 31, 2011 will be included in the Fund’s Semi-Annual Report, which will be available upon request free of charge after May 31, 2011.

Shareholder Information	-24-	Financial Highlights

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PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your nonpublic personal information would be shared with nonaffiliated third parties.

(This page is not a part of the Prospectus)

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PN-1

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-annual Reports:
The Fund’s annual and semi-annual reports to shareholders will contain detailed information on the Fund’s investments.  The annual report will include a discussion of the market conditions and investment strategies that significantly affect the Fund’s performance during its fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including operations and investment policies.  It is incorporated by reference in and is legally considered a part of this prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Fund, by contacting us at:

Brandes Institutional Funds
11988 El Camino Real, Suite 500
San Diego, CA 92130
800-331-2979 (Fund-level inquiries)
800-395-3807 (Trade/Account inquiries)
www.brandesinstitutionalfunds.com

You can also review the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  In addition, you can get text-only copies:

•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or e-mailing the Commission at: publicinfo@sec.gov.

•	Free from the Commission’s Website at http://www.sec.gov.

Investment Company Act File No. 811- 8614

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego and State of California on the 14th day of December, 2010.

BRANDES INVESTMENT TRUST

By:
/s/ Debra McGinty-Poteet
Debra McGinty-Poteet
President

This Amendment to the Registration Statement on Form N-1A of Brandes Investment Trust has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Debra McGinty-Poteet	President and Trustee	December 14, 2010
Debra McGinty-Poteet

/s/ DeWitt F. Bowman*	Trustee	December 14, 2010
DeWitt F. Bowman

/s/ J. Michael Gaffney*	Trustee	December 14, 2010
J. Michael Gaffney

/s/ Karin B. Bonding*	Trustee	December 14, 2010
Karin B. Bonding

/s/ Jeff Busby*	Trustee	December 14, 2010
Jeff Busby

/s/ Jean Carter*	Trustee	December 14, 2010
Jean Carter

/s/ Robert M. Fitzgerald*	Trustee	December 14, 2010
Robert M. Fitzgerald

/s/ Gary Iwamura	Treasurer (Principal Financial and Accounting Officer)	December 14, 2010
Gary Iwamura

* By: /s/ Debra McGinty-Poteet
Debra McGinty-Poteet
Attorney-in-fact as per Powers of Attorney filed November 9, 2007 and September 30, 2008.